UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 8, 2010 (September 3, 2010)
EMDEON INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34435	20-5799664
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3055 Lebanon Pike, Suite 1000
Nashville, TN	37214
(Address of Principal Executive Offices)	(Zip Code)
(615) 932-3000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     Medifax-EDI Holding Company (“Medifax”), a Delaware corporation and indirect wholly-owned subsidiary of Emdeon Inc., a Delaware corporation (“Emdeon”), and two newly-formed wholly-owned subsidiaries of Medifax (“Merger Sub” and “CEA Merger Sub”) entered into an Agreement and Plan of Merger dated September 3, 2010 (the “Merger Agreement”) with Chamberlin Edmonds Holdings, Inc. (“CEA Holdings”), a Delaware corporation, Chamberlin Edmonds & Associates, Inc. (“CEA”), a Delaware corporation and wholly-owned subsidiary of CEA Holdings, and CEA Rep, LLC, a Delaware limited liability company, as the equityholders’ representative.
     Under the terms of the Merger Agreement, Merger Sub will merge with and into CEA Holdings, with CEA Holdings being the surviving entity, and CEA Merger Sub will merge with and into CEA, with CEA being the surviving entity. As a result, CEA Holdings and CEA will become subsidiaries of Medifax. The merger consideration is $260,000,000, payable in cash at closing, and is subject to working capital and certain other balance sheet adjustments as of closing.
     The Merger Agreement contains various representations, warranties, covenants and related indemnification obligations by the parties to such agreement. The transaction is subject to various closing conditions, including the expiration or early termination of the waiting period under Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
     On September 7, 2010, Emdeon issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.
     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description
10.1
Agreement and Plan of Merger dated as of September 3, 2010 by and among Medifax-EDI Holding Company, Medifax Merger Sub Inc., Medifax CEA Merger Sub Inc., Chamberlin Edmonds Holdings, Inc., Chamberlin Edmonds & Associates, Inc., and CEA Rep, LLC*

99.1	Press Release dated September 7, 2010

*	Schedules, annexes and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Emdeon agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMDEON INC.
Date: September 8, 2010	By:	/s/ Gregory T. Stevens
		Name:	Gregory T. Stevens
		Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1
Agreement and Plan of Merger dated as of September 3, 2010 by and among Medifax-EDI Holding Company, Medifax Merger Sub Inc., Medifax CEA Merger Sub Inc., Chamberlin Edmonds Holdings, Inc., Chamberlin Edmonds & Associates, Inc., and CEA Rep, LLC*

99.1	Press Release dated September 7, 2010

*	Schedules, annexes and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Emdeon agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.